EXHIBIT 99.1

ANNEX A
THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLM ECFC and VG Funding by employing several criteria, including requirements that each trust student loan as of the original cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was a consolidation loan guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was fully disbursed;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of November 30, 2021, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,457,025 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 7 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.
The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$907,251,176
Aggregate Outstanding Principal Balance – Treasury Bill	$45,833,984
Percentage of Aggregate Outstanding Principal Balance –Treasury Bill	5.05%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$798,072,914
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.97%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$63,344,278
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	6.98%
Number of Borrowers	28,328
Average Outstanding Principal Balance Per Borrower	$32,027
Number of Loans	51,866
Average Outstanding Principal Balance Per Loan – Treasury Bill	$38,581
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,200
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$44,766
Weighted Average Remaining Term to Scheduled Maturity	175 months
Weighted Average Annual Interest Rate	4.41%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.12% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
The category “Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of the HEAL Loan segment.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	10,901	$144,006,798	15.9%
3.01% to 3.50%	15,011	224,548,504	24.8
3.51% to 4.00%	9,554	149,767,907	16.5
4.01% to 4.50%	9,246	149,569,347	16.5
4.51% to 5.00%	2,030	45,205,296	5.0
5.01% to 5.50%	869	21,230,986	2.3
5.51% to 6.00%	600	15,147,070	1.7
6.01% to 6.50%	550	18,003,243	2.0
6.51% to 7.00%	842	24,856,386	2.7
7.01% to 7.50%	381	13,643,633	1.5
7.51% to 8.00%	712	28,475,745	3.1
8.01% to 8.50%	739	47,828,550	5.3
Equal to or greater than 8.51%	431	24,967,713	2.8

Total	51,866	$907,251,176	100.0%
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	5,901	$15,744,621	1.7%
$5,000.00-$ 9,999.99	4,566	33,088,797	3.6
$10,000.00-$14,999.99	3,185	39,533,090	4.4
$15,000.00-$19,999.99	2,498	43,295,952	4.8
$20,000.00-$24,999.99	1,942	43,483,828	4.8
$25,000.00-$29,999.99	1,550	42,490,887	4.7
$30,000.00-$34,999.99	1,156	37,409,865	4.1
$35,000.00-$39,999.99	1,003	37,540,796	4.1
$40,000.00-$44,999.99	860	36,516,292	4.0
$45,000.00-$49,999.99	719	34,164,786	3.8
$50,000.00-$54,999.99	570	29,856,162	3.3
$55,000.00-$59,999.99	497	28,608,461	3.2
$60,000.00-$64,999.99	444	27,758,317	3.1
$65,000.00-$69,999.99	314	21,167,548	2.3
$70,000.00-$74,999.99	301	21,799,739	2.4
$75,000.00-$79,999.99	282	21,855,259	2.4
$80,000.00-$84,999.99	216	17,774,313	2.0
$85,000.00-$89,999.99	209	18,281,039	2.0
$90,000.00-$94,999.99	177	16,373,865	1.8
$95,000.00-$99,999.99	193	18,807,597	2.1
$100,000.00 and above	1,745	321,699,961	35.5

Total	28,328	$907,251,176	100.0%
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	50,157	$860,711,191	94.9%
31-60 days	650	16,721,503	1.8
61-90 days	297	6,898,596	0.8
91-120 days	212	7,989,725	0.9
121-150 days	186	5,319,029	0.6
151-180 days	98	2,670,482	0.3
181-210 days	44	1,676,840	0.2
Greater than 210 days	222	5,263,811	0.6

Total	51,866	$907,251,176	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	126	$30,874	*
4 to 12	678	572,458	0.1%
13 to 24	1,166	2,053,442	0.2
25 to 36	4,715	9,916,427	1.1
37 to 48	4,901	15,564,352	1.7
49 to 60	2,824	12,955,850	1.4
61 to 72	2,333	13,971,347	1.5
73 to 84	1,841	13,021,231	1.4
85 to 96	3,367	27,665,606	3.0
97 to 108	3,394	34,307,095	3.8
109 to 120	2,412	30,791,615	3.4
121 to 132	3,629	66,965,708	7.4
133 to 144	3,436	75,538,378	8.3
145 to 156	4,480	99,584,176	11.0
157 to 168	3,400	86,182,756	9.5
169 to 180	2,086	63,648,978	7.0
181 to 192	1,530	53,476,271	5.9
193 to 204	1,222	48,409,306	5.3
205 to 216	896	37,377,691	4.1
217 to 228	874	38,993,840	4.3
229 to 240	672	30,590,869	3.4
241 to 252	430	21,686,078	2.4
253 to 264	239	12,987,066	1.4
265 to 276	211	11,639,397	1.3
277 to 288	180	12,328,379	1.4
289 to 300	222	20,910,174	2.3
301 to 312	306	33,537,355	3.7
313 to 324	72	6,073,180	0.7
325 to 336	38	2,316,968	0.3
337 to 348	34	4,408,379	0.5
349 to 360	130	17,071,427	1.9
361 and above	22	2,674,502	0.3

Total	51,866	$907,251,176	100.0%
* Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,320	$23,697,921	2.6%
Forbearance*	3,098	83,381,712	9.2
Repayment
First year in repayment	519	26,983,106	3.0
Second year in repayment	444	17,605,682	1.9
Third year in repayment	493	17,051,100	1.9
More than 3 years in repayment	45,992	738,531,655	81.4

Total	51,866	$907,251,176	100.0%
* Of the trust student loans in forbearance status, approximately 514 loans with an aggregate outstanding principal balance of $12,992,960, representing 1% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 136.2 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	18.7	-	198.1
Forbearance	-	4.3	202.6
Repayment	-	-	170.7

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $23,697,921 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $18,632,727 or approximately 78.6% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.
GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	446	$8,213,028	0.9%
Alaska	59	722,549	0.1
Arizona	1,083	21,322,781	2.4
Arkansas	305	5,674,110	0.6
California	5,578	110,588,365	12.2
Colorado	841	12,990,415	1.4
Connecticut	743	9,708,325	1.1
Delaware	151	3,341,797	0.4
District of Columbia	196	4,083,163	0.5
Florida	3,860	73,095,341	8.1
Georgia	1,517	34,620,624	3.8
Hawaii	233	3,643,540	0.4
Idaho	192	3,994,318	0.4
Illinois	2,065	34,572,546	3.8
Indiana	1,427	19,987,133	2.2
Iowa	213	3,597,314	0.4
Kansas	916	11,223,820	1.2
Kentucky	424	6,435,785	0.7
Louisiana	1,605	27,158,270	3.0
Maine	154	2,073,764	0.2
Maryland	1,277	25,376,591	2.8
Massachusetts	1,566	22,524,885	2.5
Michigan	1,012	19,169,781	2.1
Minnesota	575	10,516,716	1.2
Mississippi	409	7,765,726	0.9
Missouri	1,072	16,621,972	1.8
Montana	116	1,985,557	0.2
Nebraska	90	1,417,017	0.2
Nevada	355	5,325,759	0.6
New Hampshire	241	3,275,243	0.4
New Jersey	1,413	24,196,610	2.7
New Mexico	158	2,619,269	0.3
New York	3,559	59,936,453	6.6
North Carolina	1,106	20,274,353	2.2
North Dakota	39	807,474	0.1
Ohio	2,687	49,031,947	5.4
Oklahoma	968	15,006,881	1.7
Oregon	814	12,955,759	1.4
Pennsylvania	1,876	31,247,714	3.4
Rhode Island	129	1,855,931	0.2

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
South Carolina	555	12,378,160	1.4
South Dakota	57	774,512	0.1
Tennessee	1,047	20,822,033	2.3
Texas	4,318	71,948,681	7.9
Utah	182	3,795,002	0.4
Vermont	84	1,289,130	0.1
Virginia	1,452	23,439,737	2.6
Washington	1,451	21,462,386	2.4
West Virginia	232	3,048,213	0.3
Wisconsin	480	7,742,944	0.9
Wyoming	57	912,008	0.1
Other	481	10,679,748	1.2

Total	51,866	$907,251,176	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	27,780	$392,072,361	43.2%
Other Repayment Options(1)	18,814	333,455,756	36.8
Income-driven Repayment(2)	5,272	181,723,059	20.0

Total	51,866	$907,251,176	100.0%
(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 245 loans with an aggregate outstanding principal balance of $10,532,133 currently in an interest-only period.  These interest-only loans represent approximately 1.2% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	24,954	$345,143,388	38.0%
Unsubsidized	26,912	562,107,788	62.0

Total	51,866	$907,251,176	100.0%

The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	139	$6,673,040	0.7%
October 1, 1993 through June 30, 2006	51,727	900,578,137	99.3
July 1, 2006 and later	0	0	0.0

Total	51,866	$907,251,176	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,117	$27,355,093	3.0%
College Assist	14	453,944	0.1
Educational Credit Management Corporation	1,988	30,322,983	3.3
Florida Off Of Student Fin’l Assistance	1,398	16,247,232	1.8
Great Lakes Higher Education Corporation	25,187	528,458,334	58.2
Illinois Student Assistance Comm	1,692	22,526,487	2.5
Kentucky Higher Educ. Asst. Auth.	1,230	16,212,470	1.8
Louisiana Office Of Student Financial Asst	810	10,587,059	1.2
Michigan Guaranty Agency	537	6,892,057	0.8
New York State Higher Ed Services Corp	6,338	99,257,663	10.9
Oklahoma Guaranteed Stud Loan Prog	884	12,879,013	1.4
Pennsylvania Higher Education Assistance Agency	4,596	58,486,880	6.4
Texas Guaranteed Student Loan Corp	5,072	77,572,114	8.6
United Student Aid Funds, Inc	3	-151	*
Total	51,866	$907,251,176	100.0%
* Represents a percentage greater than 0% but less than 0.05%.